________________________________________________________________

                  LIBERTY SAVINGS BANK, F.S.B.


                               and


            CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                         as rights agent


                         _______________


                        RIGHTS AGREEMENT

                    Dated as of June 16, 1998

________________________________________________________________

                        TABLE OF CONTENTS

Section                                                 Page


1.   Certain Definitions................................  1

2.   Appointment of Rights Agent........................  5

3.   Issue of Rights Certificates.......................  6

4.   Form of Rights Certificates........................  7

5.   Countersignature and Registration..................  8

6.   Transfer, Split Up, Combination, or Exchange of
     Rights Certificates; Mutilated, Destroyed, Lost,
     or Stolen Rights Certificates......................  9

7.   Exercise of Rights; Purchase Price; Expiration
     Date of Rights..................................... 10

8.   Cancellation and Destruction of Rights
     Certificates....................................... 12

9.   Reservation and Availability of Capital Stock...... 13

10.  Preferred Stock Record Date........................ 14

11.  Adjustment of Purchase Price, Number and Kind of
     Shares or Number of Rights......................... 15

12.  Certificate of Adjusted Purchase Price or Number
     of Shares.......................................... 26

13.  Consolidation, Merger, or Sale or Transfer of
     Assets or Earning Power............................ 26

14.  Fractional Rights and Fractional Shares............ 29

15.  Rights of Action................................... 30

16.  Agreement of Rights Holders........................ 30

17.  Rights Certificate Holder Not Deemed a Shareholder. 31

18.  Concerning the Rights Agent........................ 31

19.  Merger or Consolidation or Change of Name of
     Rights Agent....................................... 32

20.  Duties of Rights Agent............................. 32

21.  Change of Rights Agent............................. 35
<PAGE 1>

22.  Issuance of New Rights Certificates................ 36

23.  Redemption and Termination......................... 36

24.  Exchange........................................... 37

25.  Notice of Certain Events........................... 38

26.  Notices............................................ 39

27.  Supplements and Amendments......................... 40

28.  Successors......................................... 40

29.  Determinations and Actions by the Board of
     Directors.......................................... 41

30.  Benefits of this Agreement......................... 41

31.  Severability....................................... 41

32.  Governing Law...................................... 42

33.  Counterparts....................................... 42

34.  Descriptive Headings............................... 42

Exhibit A  -   Supplementary Charter Section - Terms of
               Series A Junior Participating Preferred Stock

Exhibit B  -   Form of Rights Certificate

Exhibit C  -   Summary of Rights to Purchase Preferred Shares

                        RIGHTS AGREEMENT

          RIGHTS AGREEMENT, dated as of June 16, 1998 (the "Agreement"), between LIBERTY SAVINGS BANK, F.S.B., a Federal savings bank (the "Bank"), and CHASEMELLON SHAREHOLDER SERVICES, L.C.C., a New York limited liability company, as rights agent (the "Rights Agent").

                           BACKGROUND

          On June 16, 1998 (the "Rights Dividend Declaration Date"), the Board of Directors of the Bank authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of common stock, par value $1.00 per share, of the Bank (the "Common Stock") outstanding at the close of business on the Rights Dividend Declaration Date, payable to shareholders of record as of the close of business on June 30, 1998 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Bank's treasury) and the Distribution Date, each Right initially representing the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Bank having the rights, powers, and preferences herein set forth, upon the terms and subject to the conditions hereinafter set forth (the "Rights").

                           AGREEMENT:

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

          Section 1.   Certain Definitions.  For purposes of this
Agreement, the following terms have the meanings indicated:

               (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of (i) 14.9% or more of the shares of Common Stock or (ii) Voting Securities that in the aggregate represent 14.9% or more of the Total Voting Power, but shall not include the Bank, any Subsidiary of the Bank, any employee stock option plan or other employee benefit plan of the Bank or of any Subsidiary of the Bank, or any Person or entity organized, appointed, or established by the Bank for or pursuant to the terms of any such plan.

               (b)  "Adverse Person" shall mean any Person
declared to be an Adverse Person by the Board of Directors upon a determination that the criteria set forth in Section 11(a)(ii)(B) apply to such Person.
  <PAGE 1>
               (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

               (d)  A Person shall be deemed the "Beneficial
Owner", of, and shall be deemed to "beneficially own," any securities:

                    (i)  which such Person or any of such
     Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own,"
     (A) securities tendered pursuant to a tender offer or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or
     Section 22 hereof (the "Original Rights") or pursuant to
     Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

                    (ii)  which such Person or any of such
     Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement, or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement, or understanding to vote such security if such agreement, arrangement, or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                    (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement,
     <PAGE 2> arrangement, or understanding (whether or not in
     writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (d)), or disposing of any Voting Securities; provided, however, that nothing in this paragraph (d) shall cause a person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

               (e) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close.

               (f) "Close of business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

               (g) "Common Stock" shall mean the common stock, par value $1.00 per share, of the Bank, except that "Common Stock" when used with reference to any Person other than the Bank shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control, or direct the management of, such Person.

               (h) "Common stock equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (i) "Continuing Director" shall mean (i) any member of the Board of Directors of the Bank, while such Person is a member of the Board, who is not an Acquiring Person, an Adverse Person (or a Person with respect to whom the Continuing Directors are considering making an Adverse Person determination pursuant to Section 11(a)(ii)(B) hereof), or an Affiliate or Associate of any such Person, or a representative of any such Person, Affiliate, or Associate, and who was a member of the Board prior to the date of this Agreement, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, an Adverse Person (or a Person with respect to whom the Continuing Directors are considering making an Adverse Person determination), or an Affiliate or Associate of any such Person, or a representative of any such Person, Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

               (j) "Current market price" shall have the meaning set forth in Section 11(d)(i) hereof.
  <PAGE 3>
               (k) "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (l) "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

               (m)  "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended.

               (n) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

               (o)  "Final Expiration Date" shall have the
meaning set forth in Section 7(a) hereof.

               (p) "OTS Regulations" shall mean the rules and regulations of the Office of Thrift Supervision and any federal or state agency which is a successor thereto as the primary regulatory agency having jurisdiction over the Bank.

               (q) "Person" shall mean any individual, firm, corporation, partnership, or other entity.

               (r)  "Preferred Stock" shall mean shares of
Series A Junior Participating Preferred Stock, without par value, of the Bank, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, without par value, of the Bank designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

               (s) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

               (t) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

               (u) "Record Date" shall have the meaning set forth in the BACKGROUND clause in the recital to this Agreement.

               (v) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

               (w) "Rights" shall have the meaning set forth in the BACKGROUND clause in the recital to this Agreement.

               (x) "Rights Certificates" shall have the meaning set forth in Section 3(a) hereof.

               (y) "Rights Dividend Declaration Date" shall have the meaning set forth in the BACKGROUND clause in the recital to this Agreement.
  <PAGE 4>
               (z) "Section 11(a)(ii) Event" shall mean any event described in clauses (A) or (B) of Section 11(a)(ii) hereof.

               (aa) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (aa)  "Section 13 Event" shall mean any event
described in clauses (x), (y), or (z) of Section 13(a) hereof.

               (bb)  "Securities Act" shall mean the Securities
Act of 1933, as amended.

               (cc)  "Spread" shall have the meaning set forth in
Section 11(a)(iii) hereof.

               (dd) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Bank or an Acquiring Person that an Acquiring Person has become such.

               (ee) "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

               (ff) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (gg) "Total Voting Power" on any given date shall mean the total number of votes eligible to be cast in a general election of directors of the Bank.

               (hh) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

               (ii)  "Triggering Event" shall mean any Section
11(a)(ii) Event or Section 13 Event.

               (jj) "Voting Securities" shall mean any class or classes of capital stock of the Bank entitled to vote generally in the election of directors.

          Section 2.   Appointment of Rights Agent.     The Bank
hereby appoints the Rights Agent to act as agent for the Bank in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Bank may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.
  <PAGE 5>
          Section 3.   Issue of Rights Certificates.

               (a)  Until the earliest of (i) the close of
business on the twentieth Business Day after the Stock Acquisition Date, (ii) the close of business on the twentieth Business Day (or such later date as may be determined by the Board of Directors) after the date that a tender offer or exchange offer by any Person (other than the Bank, any Subsidiary of the Bank, any employee stock option plan or other employee benefit plan of the Bank or of any Subsidiary of the Bank, or any Person or entity organized, appointed, or established by the Bank for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, upon consummation thereof, such Person would be the Beneficial Owner of (x) 14.9% or more of the shares of Common Stock then outstanding or (y) Voting Securities representing 14.9% or more of the Total Voting Power, or (iii) the close of business on the twentieth Business Day after the Board of Directors determines, pursuant to the criteria set forth in Section 11(a)(ii)(B) hereof, that a Person is an Adverse Person (the earliest of (i), (ii), and (iii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of such Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Bank). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Bank, one or more rights certificates, in substantially the form of Exhibit B hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Bank shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

               (b) As promptly as practicable following the Record Date, the Bank will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such-holder shown on the records of the Bank.
  <PAGE 6>
               (c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Bank's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between LIBERTY SAVINGS BANK, F.S.B. (the "Bank") and ChaseMellon Shareholder Services, L.L.C., as rights agent (the "Rights Agent"), dated as of June 16, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Bank. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Bank or the Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person, or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or
(ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

          Section 4.   Form of Rights Certificates.

               (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Bank may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of
Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such
<PAGE 7> number of one one-hundredths of a share of Preferred
Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-hundredth of a share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

               (b)  Any Rights Certificate issued pursuant to
Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or an Adverse Person or any Associate or Affiliate of an Acquiring Person or an Adverse Person, (ii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) who becomes a transferee after such Acquiring Person or Adverse Person becomes such, or (iii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person to holders of equity interests in such Acquiring Person or Adverse Person or to any Person with whom such Acquiring Person or Adverse Person has any continuing agreement, arrangement, or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Bank has determined is part of a plan, arrangement, or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement, or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

          The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an [Acquiring Person] [Adverse Person] or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void under the circumstances and with the effect specified in Section 7(e) of such Agreement.

          Section 5.   Countersignature and Registration.

               (a) The Rights Certificates shall be executed on behalf of the Bank by its Chairman of the Board, Chief Executive Officer, President, or any Executive Vice President either manually or by facsimile signature, and shall have affixed thereto the Bank's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Bank, either manually or by facsimile signature. The Rights Certificates shall be countersigned manually by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Bank who shall have signed any of the Rights Certificates shall cease to be such officer of the Bank before countersignature by the Rights Agent and issuance and
<PAGE 8> delivery by the Bank, such Rights Certificates,
nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Bank with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Bank; and any Rights Certificates may be signed on behalf of the Bank by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Bank to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

               (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

          Section 6.   Transfer, Split Up, Combination, or
Exchange of Rights Certificates; Mutilated, Destroyed, Lost, or
Stolen Rights Certificates.

               (a)  Subject to the provisions of Section 4(b),
Section 7(e), Section 14, and Section 24 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate may be transferred, split up, combined, or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash, or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine, or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate to be transferred, split up, combined, or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Bank shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Bank shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate as so requested. The Bank may require payment of a sum sufficient to cover any tax or governmental charge that
<PAGE 9> may be imposed in connection with any transfer, split up, combination, or exchange of Rights Certificates.

               (b) Upon receipt by the Bank and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Rights Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Bank and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Bank will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed, or mutilated.

          Section 7.   Exercise of Rights; Purchase Price;
Expiration Date of Rights.

               (a)  Subject to Section 7(e) hereof, the
registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a share (or other securities, cash, or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on June 16, 2008 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i) and (ii) being herein referred to as the "Expiration Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

               (b) The Purchase Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be Sixty-Three Dollars ($63.00), and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

               (c)  Upon receipt of a Rights Certificate
representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-hundredth of a share of Preferred Stock (or other shares, securities, cash, or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights
<PAGE 10> Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a share of Preferred Stock to be purchased and the Bank hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Bank shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Bank will direct the depositary agent to comply with such request, (ii) requisition from the Bank the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Bank. In the event that the Bank is obligated to issue other securities (including Common Stock) of the Bank, pay cash, and/or distribute other property pursuant to Section 11(a) hereof, the Bank will make all arrangements necessary so that such other securities, cash, and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Bank reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

               (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

               (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person, an Adverse Person, or an Associate or Affiliate of an Acquiring Person or an Adverse Person, (ii) a direct or indirect transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person or Adverse Person becomes such, or
<PAGE 11> (iii) a direct or indirect transferee of an Acquiring
Person or an Adverse Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person to holders of equity interests in such Acquiring Person or Adverse Person or to any Person with whom the Acquiring Person or Adverse Person has any continuing agreement, arrangement, or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Bank has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Bank shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or an Adverse Person or any of their respective Affiliates, Associates, or transferees hereunder.

               (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Bank shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have
(i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Bank shall reasonably request.

          Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, or exchange shall, if surrendered to the Bank or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Bank shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Bank otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Bank, or shall, at the written request of the Bank, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Bank.
  <PAGE 12>
          Section 9.   Reservation and Availability of Capital
Stock.

               (a) The Bank covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

               (b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be quoted on any automated quotation system of the National Association of Securities Dealers, Inc. or listed on any national securities exchange, the Bank shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be so quoted or listed on such exchange upon official notice of issuance upon such exercise.

               (c)  The Bank shall use its best efforts to
(i) file, as soon as practicable following the first occurrence of a Section 11(a)(ii) Event, or, if applicable, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Bank upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, an offering circular on an appropriate form under the OTS Regulations, with respect to the securities purchasable upon exercise of the Rights, (ii) cause such offering circular to become effective as soon as practicable after such filing, and
(iii) cause such offering circular to remain effective until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Bank may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this
Section 9(c), the exercisability of the Rights in order to prepare and file such offering circular and permit it to become effective. Upon any such suspension, the Bank shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Bank shall determine that an offering circular is required following the Distribution Date, the Bank may temporarily suspend the exercisability of the Rights until such time as an offering circular has been declared effective. The Bank shall also use its best efforts to take such action as may be appropriate under, or to ensure compliance with, the
<PAGE 13> securities or "blue sky" laws of the various states in connection with the exercisability of the Rights.
Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, or the exercise thereof shall not be permitted under applicable law.

               (d) The Bank covenants and agrees that it will take all such action as may be necessary to ensure that all one one-hundredths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

               (e) The Bank further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Bank shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Bank's satisfaction that no such tax is due.

          Section 10. Preferred Stock Record Date. Each person in whose name any certificate for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Bank are closed, such Person shall be deemed to have become the record holder of such shares <PAGE 14> (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Bank are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Bank with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends, or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Bank, except as provided herein.

          Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

               (a) (i) In the event the Bank shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock,
     (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Bank is the continuing or surviving bank), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Bank were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

                    (ii)  Subject to Section 24 of this
     Agreement, in the event:

                         (A)  any Person shall at any time after
          the Rights Dividend Declaration Date become an Acquiring Person, unless the event causing such Person
          <PAGE 15> to become an Acquiring Person (I) is a
          transaction set forth in Section 13(a) hereof, or
          (II) is an acquisition of shares of Common Stock and/or Voting Securities pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock and other Voting Securities, if any, at a price and on terms determined by at least a majority of the Continuing Directors who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment banking firms, to be (x) at a price which is fair to shareholders (taking into account all factors which the Board of Directors deems relevant including, without limitation, prices which could reasonably be achieved if the Bank or its assets were sold on an orderly basis designed to realize maximum value) and
          (y) otherwise in the best interests of the Bank and its shareholders; or

                         (B)  the Board of Directors of the Bank
          shall declare any Person to be an Adverse Person, upon a determination that such Person, alone or together with its Affiliates and Associates, has, at any time after the Rights Dividend Declaration Date, become the beneficial owner of Voting Securities representing at least 10% of the Total Voting Power and a determination, after reasonable inquiry and investigation, including consultation with such persons as the Board of Directors shall deem appropriate, that such beneficial ownership by such Person is
          (1) intended to cause the Bank to repurchase the Voting Securities beneficially owned by such Person or to cause pressure on the Bank to take action or enter into a transaction or series of transactions intended to provide such Person (and not shareholders generally) with short-term financial gain under circumstances where the Board of Directors determines that the best long-term interests of the Bank and its shareholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (2) causing or reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers, impairment of the Bank's business reputation or impairment of the Bank's ability to maintain its competitive position) on the business or prospects of the Bank; or

                         (C)  any Acquiring person or any
          Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall merge into the Bank or otherwise combine with the Bank and the Bank shall be the continuing or surviving corporation of such merger or combination and the Voting Securities of the Bank shall remain outstanding and unchanged, (2) shall, in one
          <PAGE 16> transaction or a series of transactions,
          other than in connection with the exercise of the Rights or the exercise or conversion of securities exercisable or convertible into capital stock of the Bank or any of its Subsidiaries, transfer any assets to the Bank or to any of its Subsidiaries in exchange (in whole or in part) for shares of Voting Securities, for shares of other equity securities of the Bank, or for securities exercisable for or convertible into shares of equity securities of the Bank (Common Stock or otherwise) or otherwise obtain from the Bank, with or without consideration, any additional shares of such equity securities or securities exercisable for or convertible into shares of such equity securities (other than pursuant to a pro rata distribution to all holders of Common Stock), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer, or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from, with, or of (as the case may be) the Bank or any of its Subsidiaries, assets on terms and conditions less favorable to the Bank than the Bank would be able to obtain in arm's-length negotiation with an unaffiliated third party, other than pursuant to a transaction set forth in
          Section 13(a) hereof, (4) shall receive any compensation from the Bank or any of the Bank's Subsidiaries other than compensation for services as a director or for full-time employment as a regular employee at rates in accordance with the Bank's (or its Subsidiaries') past practices, or (5) shall receive the benefit, directly or indirectly (except proportionately as a shareholder and except if resulting from a requirement of law or governmental regulation), of any loans, advances, guarantees, pledges, or other financial assistance or any tax credits or other tax advantage provided by the Bank or any of its Subsidiaries; or

                         (D)  during such time as there is an
          Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Bank, or any merger or consolidation of the Bank with any of its Subsidiaries or any other transaction or series of transactions involving the Bank or any of its Subsidiaries, other than a transaction or transactions to which the provisions of Section 13(a) apply (whether or not with or into or otherwise involving an Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Bank or any of its Subsidiaries which is directly or indirectly beneficially owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person; <PAGE 17>

     then, promptly following the first occurrence of a
     Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Bank as shall equal the result obtained by
     (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and
     (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the lowest closing price (as determined pursuant to the second sentence of Section 11(d)(i) hereof) per share of Common Stock on any Trading Day (as defined in Section 11(d)(i) hereof) occurring within the twelve-month period immediately preceding the date of such first occurrence (such number of shares, the "Adjustment Shares").

                    (iii)  In the event that (a) the number of
     shares of Common Stock which are authorized by the Bank's Charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this
     Section 11(a), or (b) the quotient (the "Quotient") obtained by dividing the Purchase Price by the number of Adjustment Shares issuable upon exercise of a Right is less than the then par value per share of the Common Stock, the Bank shall, to the extent permitted by applicable law and regulation and subject to such limitations as are necessary to prevent a default under any agreement to which the Bank is a party: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash,
     (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Bank (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Bank has deemed to have the same value as shares of Common Stock (such shares of preferred stock, "common stock equivalents")), (4) debt securities of the Bank, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Bank based upon the advice of a regionally recognized investment banking firm selected by the Board of Directors of the Bank; provided, however, if the Bank shall not have made adequate
     <PAGE 18> provision to deliver value pursuant to clause (B)
     above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Bank's right of redemption pursuant to
     Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Bank shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Bank shall determine in good faith that it is likely that
     (a) sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights or (b) a reduction in the par value per share of Common Stock to an amount that is equal to or less than the Quotient could be authorized, the 30 day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Bank may seek shareholder approval for the authorization of such additional shares or for the reduction of such par value, as the case may be (such period, as it may be extended, the "Substitution Period"). To the extent that the Bank determines that some action need be taken pursuant to the first and/or second sentences of this
     Section 11(a)(iii), the Bank (x) shall provide, subject to
     Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares or reduction in par value and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Bank shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Stock on such date.

               (b) In case the Bank shall fix a record date for the issuance of rights, options, or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("equivalent preferred stock")) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into
<PAGE 19> Preferred Stock or equivalent preferred stock) less than the current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Bank shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (c) In case the Bank shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Bank is the continuing bank) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Bank), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be
<PAGE 20> made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

               (d)  (i)  For the purpose of any computation
     hereunder, other than computations made pursuant to
     Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing price per share of such Common Stock for each of the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to
     Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing price per share of such Common Stock for each of the 10 consecutive Trading Days immediately following such date; provided, however, that in the event that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or
     (B) any subdivision, combination, or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite
     30 Trading Day or 10 Trading Day period, as set forth above, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Bank. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Bank shall be used. The term "Trading Day" shall mean a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                    (ii)  For the purpose of any computation
     hereunder, the "current market price" per share of Preferred
     <PAGE 21> Stock shall be determined in the same manner as
     set forth above for the Common Stock in clause (i) of this
     Section 11(d) (other than the last sentence thereof). If the current market price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "current market price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends, and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, current market price" per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Bank, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the "current market price" of one one-hundredth of a share of Preferred Stock shall be equal to the "current market price" of one share of Preferred Stock divided by 100.

               (e)  Anything herein to the contrary
notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

               (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g),
(h), (i), (j), (k), and (m), and the provisions of Sections 7, 9, 10, 13, and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
  <PAGE 22>
               (g) All Rights originally issued by the Bank subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

               (h) Unless the Bank shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

               (i) The Bank may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Bank shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Bank shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Bank, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Bank, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such
<PAGE 23> adjustment.  Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Bank, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

               (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of one one-hundredths of a share which were expressed in the initial Rights Certificates issued hereunder.

               (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Bank shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Bank may validly and legally issue fully paid and nonassessable such number of one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

               (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Bank may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Bank, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Bank, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Bank shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

               (m) Anything in this Section 11 to the contrary notwithstanding, the Bank shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Bank shall determine to be advisable in order that any
(i) consolidation or subdivision of the Preferred Stock,
(ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends, or (v) issuance of rights, options, or warrants referred to in this Section 11, hereafter
<PAGE 24> made by the Bank to holders of its Preferred Stock shall not be taxable to such stockholders.

               (n) The Bank covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Bank in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Bank in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Bank and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Bank and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, or sale there are any rights, warrants, or, other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with, or immediately after such consolidation, merger, or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of
Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

               (o) The Bank covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

               (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Bank shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock,
(ii) subdivide the outstanding shares of Common Stock, or
(iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. <PAGE 25>

               (q) The failure by the Board of Directors to declare a Person to be an Adverse Person following such Person becoming the Beneficial Owner of Voting Securities representing 10% or more of the Total Voting Power shall not imply that such Person is not an Adverse Person or limit the Board of Directors' right at any time in the future to declare such Person to be an Adverse Person.

          Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in
Section 11 and Section 13 hereof, the Bank shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

          Section 13. Consolidation, Merger, or Sale or Transfer of Assets or Earning Power.

               (a)  In the event that, following the Stock
Acquisition Date, directly or indirectly, (x) the Bank shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Bank in a transaction which complies with Section 11(o) hereof), and the Bank shall not be the continuing or surviving bank of such consolidation or merger,
(y) any Person (other than a Subsidiary of the Bank in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Bank, and the Bank shall be the continuing or surviving bank of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Voting Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Bank shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Bank and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Bank or any Subsidiary of the Bank in one or more transactions each of which complies with Section 11(o) hereof); then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that:
(i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable, and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens,
<PAGE 26> encumbrances, rights of first refusal, or other adverse claims, as shall be equal to the result obtained by
(1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the current market price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Bank pursuant to this Agreement; (iii) the term "Bank" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

               (b) "Principal Party" shall mean (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock are converted in such merger or consolidation and if no securities are so issued, the Person that is the other party to such merger or consolidation and (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12 month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such
<PAGE 27> Persons is the issuer of the Common Stock having the greatest aggregate market value.

               (c)  The Bank shall not consummate any such
consolidation, merger, sale, or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Bank and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

                    (i)  prepare and file a registration
     statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date; and

                    (ii)  will deliver to holders of the Rights
     historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

               (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if
(i) such transaction is consummated with a Person or Persons (or a wholly-owned subsidiary of any such Person or Persons) who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined to be in accordance with Section 11(a)(ii)(A) hereof, (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer, and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon <PAGE 28> consummation of any such transaction contemplated by this
Section 13(d), all Rights hereunder shall expire.

          Section 14.  Fractional Rights and Fractional Shares.

               (a)  The Bank shall not be required to issue
fractional Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Bank. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Bank shall be used.

               (b)  The Bank shall not be required to issue
fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Bank may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a share of Preferred Stock. For purposes of this
Section 14(b), the current market value of one one-hundredth of a share of Preferred Stock shall be one one-hundredth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

               (c) Following the occurrence of a Triggering Event, the Bank shall not be required to issue fractional shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Bank may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal
<PAGE 29> to the same fraction of the current market value of one share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

               (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional
Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

          Section 15. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Bank to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

          Section 16.  Agreement of Rights Holders.   Every
holder of a Right by accepting the same consents and agrees with the Bank and the Rights Agent and with every other holder of a Right that:

               (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

               (b)  after the Distribution Date, the Rights
Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

               (c) subject to Section 6(a) and Section 7(f) hereof, the Bank and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights
<PAGE 30> evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Bank or the Rights Agent) for all purposes whatsoever, and neither the Bank nor the Rights Agent, subject to the last sentence of
Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

               (d) notwithstanding anything in this Agreement to the contrary, neither the Bank nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Bank must use its best efforts to have any such order, decree, or ruling lifted or otherwise overturned as soon as possible.

          Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of the number of one one-hundredths of a share of Preferred Stock or any other securities of the Bank which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Bank or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

          Section 18.  Concerning the Rights Agent.

               (a) The Bank agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Bank shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, claim or expense (the "Loss"), arising out of or in connection with its duties under this Agreement, including the costs and expenses of defending itself against any Loss, unless such Loss shall have been determined by a court of competent jurisdiction to be a
<PAGE 31> result of the Rights Agent's gross negligence or
intentional misconduct. The obligations of the Bank under this section shall survive the termination of this Agreement.

               (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Bank, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice,, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

          Section 19. Merger or Consolidation or Change of Name of Rights Agent.

               (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

               (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement
<PAGE 32> upon the following terms and conditions, by all of which the Bank and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

               (a)  The Rights Agent may consult with legal
counsel (who may be legal counsel for the Bank), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or Adverse Person and the determination of "current market price") be proved or established by the Bank prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Executive Vice President, or the Secretary of the Bank and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith, or willful misconduct; provided, however, that in no case will the Rights Agent be liable for special, indirect, incidental or consequential loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such damages. Any liability of the Rights Agent will be limited to the amount of fees paid by the Bank hereunder.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Bank only.

               (e)  The Rights Agent shall not be under any
responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Bank of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of
Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by
<PAGE 33> Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

               (f)  The Bank agrees that it will perform,
execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Executive Vice President, or the Secretary of the Bank, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

               (h)  The Rights Agent and any shareholder,
director, officer, or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Bank or become pecuniarily interested in any transaction in which the Bank may be interested, or contract with or lend money to the Bank or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Bank or for any other legal entity.

               (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Bank resulting from any such act, default, neglect, or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

               (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

               (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the
<PAGE 34> certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Bank.

          Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Bank, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders, if any, of the Rights Certificates by first-class mail. The Bank may remove the Rights Agent or any successor Rights Agent upon 10 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Bank shall appoint a successor to the Rights Agent. If the Bank shall fail to make such appointment within a period of 10 days after giving notice of such removal, or within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Bank), as the case may be, then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Bank or by such a court, shall be either (a) a corporation organized and doing business under the laws of the United States or of any state of the United States so long as such corporation is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of such corporation. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Bank shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this
Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of, the Rights Agent or the appointment of the successor Rights Agent, as the case may be. <PAGE 35>

          Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Bank may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number, kind, or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Bank
(a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded on or prior to the Distribution Date, or upon the exercise, conversion, or exchange of securities hereinafter issued by the Bank, and
(b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Bank, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Bank shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Bank or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

          Section 23.  Redemption and Termination.

               (a) The Board of Directors of the Bank may, at its option, at any time prior to the earlier of (i) the close of business on the twentieth Business Day following the Stock Acquisition Date (or such later date as may be determined by a majority of the Continuing Directors; provided, however, that such date shall not be extended at such time if the Rights are not then redeemable), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, that if, following the occurrence of the Stock Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Bank or any of its Subsidiaries, such that such Person is thereafter a Beneficial Owner of less than 10% of the outstanding shares of Common Stock or Voting Securities representing less than 10% of Total Voting Power, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be
<PAGE 36> reinstated and thereafter be subject to the provisions of this Section 23. Notwithstanding the foregoing, the Board of Directors may not redeem any Rights following a determination pursuant to Section 11(a)(ii)(B) that any Person is an Adverse Person. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Bank's right of redemption hereunder has expired. The Bank may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the "current market price", as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors.

               (b) Immediately upon the action of the Board of Directors of the Bank ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Bank shall promptly give public notice of such redemption and notice to the Rights Agent; provided, however, the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Bank shall mail a notice to all holders of the then outstanding Rights at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.
Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

          Section 24.  Exchange.

               (a) The Board of Directors of the Bank may, at its option, at any time and from time to time after the first occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock or common stock equivalents (as defined in Section 11(a)(iii) hereof), or any combination thereof, at an exchange ratio of one share of Common Stock, or such number of common stock equivalents or units representing fractions thereof as would be deemed to have the same value as one share of Common Stock, per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio").

               (b) Immediately upon the action of the Board of Directors of the Bank ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such
<PAGE 37> Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock and/or common stock equivalents equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Bank shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Bank promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock and/or common stock equivalents for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

               (c) In the event that the number of shares of Common Stock which are authorized by the Bank's Charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit an exchange of Rights as contemplated in accordance with this Section 24, the Bank may, at its option, take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

               (d)  The Bank shall not be required to issue
fractional shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Bank shall pay to the registered holders of Rights with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the value of a whole share of Common Stock. For purposes of this Section 24, the value of a whole share of Common Stock shall be the closing price (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24, and the value of any common stock equivalent shall be deemed to have the same value as the Common Stock on such date.

          Section 25.  Notice of Certain Events.

               (a) In case the Bank shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Bank), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of
<PAGE 38> stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Bank in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions of more than 50% of the assets or earning power of the Bank and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Bank and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution, or winding up of the Bank, then, in each such case, the Bank shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with
Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

               (b) In case any Section 11(a)(ii) Event shall occur, then, (i) the Bank shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under
Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

          Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Bank shall be sufficiently given or made if sent by United States mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
  <PAGE 39>
                    Liberty Savings Bank, F.S.B.
                    21 South Centre Street
                    Pottsville, PA  17901

                    Attention:  Judith Hoffman,
                                Chief Executive Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Bank or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by United States mail, postage prepaid, addressed (until another address is filed in writing with the Bank) as follows:

                    ChaseMellon Shareholder Services
                    Overpeck Centre
                    85 Challenger Road
                    Ridgefield Park, New Jersey  07660-2108

                    Attention:  William T. Beauchamp
                                Assistant Vice President

          Notices or demands authorized by this Agreement to be given or made by the Bank or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by United States mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Bank.

          Section 27. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this
Section 27, the Bank and the Rights Agent shall, if the Bank so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 27, the Bank and the Rights Agent shall, if the Bank so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or
(iii) to change or supplement the provisions hereunder in any manner which the Bank may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates. Upon the delivery of a certificate from an appropriate officer of the Bank which states that the proposed supplement or amendment is in compliance with the terms of this
Section 27, the Rights Agent shall execute such supplement or amendment.

          Section 28.  Successors.  All the covenants and
provisions of this Agreement by or for the benefit of the Bank or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder. <PAGE 40>

          Section 29. Determinations and Actions by the Board of Directors. For all purposes of this Agreement, any calculation of the number of shares of Voting Securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Voting Securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date hereof. The Board of Directors of the Bank (with, where specifically provided for herein, the concurrence of the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) or to the Bank, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including (i) a determination as to the identity of the Affiliates and Associates of any person, (ii) a determination as to the extent of the Beneficial Ownership of any Person, and
(iii) a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations, and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Bank, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board (or the Continuing Directors) to any liability to the holders of the Rights.

          Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Bank, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Bank, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

          Section 31. Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant, or restriction is held by such court or authority to be invalid, void, or unenforceable and the Board of Directors of the Bank determines in its good faith judgment that severing the invalid
<PAGE 41> language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision requiring that a determination be made by less than the entire Board of Directors is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, such determination shall then be made by the entire Board of Directors.

          Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and Federal law and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth and Federal law applicable to contracts made and to be performed entirely within the Commonwealth by federally chartered savings banks, but not the respective laws of the Commonwealth and the United States governing conflicts of law; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

          Section 33.  Counterparts.  This Agreement may be
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 34.  Descriptive Headings.  Descriptive
headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              LIBERTY SAVINGS BANK, F.S.B.

                              By/s/ Judith I. Hoffman
                                Judith I. Hoffman
                                Chief Executive Officer


                              CHASEMELLON SHAREHOLDER SERVICES,
                              L.L.C.

                              By/s/ Laura R. Picone
                                   Name:  Laura R. Picone
                                   Title:  Vice President

                                                  Exhibit A

Supplementary Charter Section

                            TERMS OF

          SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                               OF

                  LIBERTY SAVINGS BANK, F.S.B.

          RESOLVED that, pursuant to the authority vested in the Board of Directors of Liberty Savings Bank, F.S.B. (the "Bank") by its Charter, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, without par value, of the Bank, to be designated "Series A Junior Participating Preferred Stock" (hereinafter referred to as the "Series A Preferred Stock" or "this Series"), initially consisting of 10,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:

          1. Designation and Amount. The designation of the series of Preferred Stock created by this resolution shall be Series A Junior Participating Preferred Stock and the number of shares constituting such Series is Ten Thousand (10,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities of the Bank convertible into shares of this Series.

          2.   Dividends.

               (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of this Series with respect to dividends, the holders of shares of this Series shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on April 1, July 1, October 1, and January 1 of each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of this Series, in an amount per share (rounded to the nearest cent) equal to the
<PAGE A1> greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of this Series. In the event the Bank shall at any time after May 26, 1998 (the "Rights Declaration Date") declare any dividend on the Common Stock payable in shares of Common Stock, subdivide the outstanding shares of Common Stock, or combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of this Series were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B)  The Bank shall declare a dividend or
distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C)  Dividends shall begin to accrue and be
cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of this Series, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of this Series entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of this Series in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of
<PAGE A2> this Series entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

          3.  Voting Rights.  The holders of shares of Series A
Preferred Stock shall have the following voting rights:

               (A)  Subject to the provision for adjustment
hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Bank. In the event the Bank shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, in any other resolutions creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of Common Stock and any other capital stock of the Bank having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Bank.

               (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          4.   Certain Restrictions.

               (A)  Whenever quarterly dividends or other
dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Bank shall not:

                    (i)  declare or pay dividends, or make any
     other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
  <PAGE A3>
                    (ii)  declare or pay dividends, or make any
     other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                    (iii)  redeem or purchase or otherwise
     acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Bank may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Bank ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                    (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Bank shall not permit any subsidiary of the Bank to purchase or otherwise acquire for consideration any shares of stock of the Bank unless the Bank could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Bank in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Charter, or in any other resolutions creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Bank, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100.00 per share, plus an
<PAGE A4> amount equal to accrued and unpaid dividends and
distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Bank shall at any time declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          7. Consolidation, Merger, Etc. In case the Bank shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Bank shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          8.   No Redemption.  The shares of Series A Preferred
Stock shall not be redeemable.  <PAGE A5>

          9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Bank's
Preferred Stock.

          10. Amendment. The Charter of the Bank shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.
  PAGE A6

                                                  Exhibit B

                  [Form of Rights Certificate]

Certificate No. R-                                _______ Rights

NOT EXERCISABLE AFTER JUNE 16, 2008, OR EARLIER IF REDEEMED OR EXCHANGED BY LIBERTY SAVINGS BANK, F.S.B. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF LIBERTY SAVINGS BANK, F.S.B., AT $.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN (ACQUIRING) (ADVERSE) PERSON OR AN AFFILIATE OR ASSOCIATE OF AN (ACQUIRING) (ADVERSE) PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID UNDER THE CIRCUMSTANCES AND WITH THE EFFECT SPECIFIED IN
SECTION 7(e) OF SUCH AGREEMENT.](1)

                       Rights Certificate

                  LIBERTY SAVINGS BANK, F.S.B.

          This certifies that _____________________, or
registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 16, 1998 (the "Rights Agreement"), between LIBERTY SAVINGS BANK, F.S.B., a Federal savings bank (the "Bank"), and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., a New York limited liability company, as rights agent (the "Rights Agent), to purchase from the Bank at any time prior to 5:00 p.m. (New York City time) on June 16, 2008, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock (the "Preferred Stock") of the Bank, at a purchase price of Sixty-Three Dollars ($63.00) per one one-hundredth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of June 30, 1998, based on the Preferred

_______________

(1) The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.
  PAGE B1

Stock as constituted at such date. The Bank reserves the right to require prior to the occurrence of a Triggering Event (as defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

          Upon the occurrence of a Section 11(a)(ii) Event (as defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person, an Adverse Person, or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement),
(ii) a transferee of any such Acquiring Person, Adverse Person, Associate, or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, an Adverse Person, or an Affiliate or Associate of any such Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

          As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including a Triggering Event.

          This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions, and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Bank, and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
  <PAGE B2>
          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may (unless the Board of Directors shall have made a determination pursuant to
Section 11(a)(ii)(B) of the Rights Agreement that a Person is an Adverse Person) be redeemed by the Bank at its option at a redemption price of $.001 per Right at any time prior to the earlier of the close of business on (a) the twentieth business day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (b) the Final Expiration Date.

          No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Bank, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Bank which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Bank or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
  <PAGE B3>
          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Bank and its corporate seal.

Dated as of _________________, ____

                              LIBERTY SAVINGS BANK, F.S.B.

                              By________________________________
                                        Title:

                              Attest:___________________________
                                        Secretary

Countersigned:

____________________,
as rights agent

By________________________
  Authorized Signature
  PAGE B4

          [Form of Reverse Side of Rights Certificate]

                       FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _____________________________________________
hereby sells, assigns and transfers unto _______________________
________________________________________________________________
          (Please print name and address of transferee)
________________________________________________________________
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ Attorney, to transfer the within Rights
Certificate on the books of the within-named Bank, with full power of substitution.

Dated:  _______________, _____


                              __________________________________
                              Signature

Signature Guaranteed:  ______________________________

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National
Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United
States.
  PAGE B5

                           Certificate

          The undersigned hereby certifies by checking the appropriate boxes that

          (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Adverse Person, or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Adverse Person, or an Affiliate or Associate of any such Person.

Dated: _______________, _____ __________________________________
                                 Signature

Signature Guaranteed:

                             NOTICE

          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
  PAGE B6

                  FORM OF ELECTION TO PURCHASE

              (To be executed if holder desires to
               exercise Rights represented by the
                      Rights Certificate.)


To: LIBERTY SAVINGS BANK, F.S.B.

The undersigned hereby irrevocably elects to exercise ______________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Bank or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________
                 (Please print name and address)

________________________________________________________________

          If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________
                 (Please print name and address)

________________________________________________________________
________________________________________________________________

Dated: ___________________, _____

                              __________________________________
                              Signature

Signature Guaranteed:  ____________________________


          Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.
  PAGE B7

                           Certificate

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  the Rights evidenced by this Rights Certificate
[ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person.

Dated: ______________, ____   __________________________________
                              Signature

Signature Guaranteed:

                             NOTICE

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
  PAGE B8

                                                  Exhibit C

                  SUMMARY OF RIGHTS TO PURCHASE
                         PREFERRED STOCK

          On June 16, 1998, the Board of Directors of LIBERTY SAVINGS BANK, F.S.B. (the "Bank") declared a dividend distribution of one Right for each outstanding share of the Common Stock, par value $1.00 per share (the "Common Stock"), of the Bank, to shareholders of record at the close of business on June 30, 1998. Each Right entitles the registered holder to purchase from the Bank one one-hundredth of a share of Series A Junior Participating Preferred Stock, without par value (the "Preferred Stock"), at a Purchase Price of $63.00, subject to adjustment.

          The description and terms of the Rights are set forth in a Rights Agreement dated June 16, 1998 (the "Rights
Agreement") between the Bank and ChaseMellon Shareholder
Services, L.L.C., as rights agent, which is incorporated herein by reference.

          Initially, the Rights will not be exercisable and no separate certificates evidencing the Rights ("Rights Certificates") will be distributed. The Rights will be evidenced by Common Stock certificates representing shares then outstanding and will automatically trade with the Common Stock. The Rights will separate from the Common Stock on a "Distribution Date." A "Distribution Date" will occur upon the earlier of
(i) 20 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, 14.9% or more of the outstanding shares of Common Stock or voting securities representing 14.9% or more of the total voting power of the Bank (the "Stock Acquisition Date"),
(ii) 20 business days (or such later date as the Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group acquiring 14.9% or more of such outstanding shares of Common Stock or total voting power, or (iii) 20 business days following the determination by the Board of Directors, after reasonable inquiry and investigation, including consultation with such persons as such directors shall deem appropriate, that, with respect to any person who has, along or together with his affiliates or associates, acquired 10% or more of such outstanding shares of Common Stock or total voting power of the Bank (a) such beneficial ownership by such person is intended to cause the Bank to repurchase the voting securities beneficially owned by such person or to cause pressure on the Bank to take action or enter into a transaction or series of transactions intended to provide such person with short-term financial gain under circumstances where the Board determines that the best long-term interests of the Bank and its shareholders would not be served by taking such action or entering into such transaction or
<PAGE C1> transactions at that time or (b) such ownership is causing or is likely to cause a material adverse impact on the business or prospects of the Bank (any such person being referred to herein and in the Rights Agreement as an "Adverse Person").

          Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates,
(ii) new Common Stock certificates issued after June 30, 1998 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificate for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

          The Rights are not exercisable until the Distribution Date and will expire at the close of business on June 16, 2008, unless earlier redeemed as described below. Pursuant to the Rights Agreement, the Bank reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole share of Preferred Stock will be issued.

          As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificate alone will represent the Rights. Except as otherwise provided in the Rights Agreement or determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

          In the event that (i) a person becomes an Acquiring Person (except pursuant to an offer for all outstanding shares of the Bank's voting securities which at least a majority of the Continuing Directors (as defined below) determines to be fair to and otherwise in the best interests of the Bank and its shareholders), (ii) an Acquiring Person engages in one or more "self-dealing" transactions as defined in the Rights Agreement,
(iii) the Bank is the surviving corporation in a merger with an Acquiring Person, (iv) during such time that there exists an Acquiring Person, a recapitalization or reverse stock split occurs which results in such Acquiring Person's proportionate ownership interest being increased by more than 1%, or (v) any person is determined to be an Adverse Person (any of the foregoing, a "Flip-in Event"), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property, or other securities of the Bank) having a value (based on the lowest closing price of the Common Stock during the twelve-month period preceding the Flip-in Event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of a Flip-in Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or an Adverse Person
<PAGE C2> (or by certain related parties) will be null and void.
Rights are not exercisable following the occurrence of a Flip-in Event, however, until such time as the Rights are no longer redeemable by the Bank as set forth below.

          For example, at an exercise price of $50.00 per Right, each Right not owned by an Acquiring Person or an Adverse Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $100.00 worth of Common Stock based on the lowest closing price of the Common Stock during the twelve-month period preceding the Flip-in Event (or other consideration, as noted above) for $50.00. Assuming that the lowest closing price of the Common Stock during such period was $12.50, the holder of each valid Right would be entitled to purchase eight shares of Common Stock for $50.00.

          The term "Continuing Directors" means any member of the Board of Directors of the Bank who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, an Adverse Person, or an affiliate or associate of an Acquiring Person or Adverse Person, or any representative of the foregoing entities.

          In the event that, at any time following the Stock Acquisition Date, (i) the Bank is acquired in a merger or other business combination transaction in which the Bank is not the surviving corporation (other than a merger which follows an offer for all outstanding voting securities of the Bank, which at least a majority of the Continuing Directors determines to be fair to and otherwise in the best interests of the Bank and its shareholders, and the merger price is not less than, and the form of consideration is the same as, that paid in the tender or exchange offer) or (ii) 50% or more of the Bank's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as "Triggering Events."

          The Purchase Price payable and the amount of Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
<PAGE C3>

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

          At any time during the twenty business days following the Stock Acquisition Date, the Bank may redeem the Rights in whole, but not in part, at a price of $.001 per Right (payable in cash, Common Stock, or other consideration deemed appropriate as determined by the Board of Directors). At any time prior to the date the Rights would otherwise become nonredeemable, a majority of the Continuing Directors may extend the period for redemption. The Bank's right of redemption may be reinstated if an Acquiring Person reduces such Person's beneficial or total voting power ownership to less than 10% of the outstanding shares of Common Stock or total voting power in a transaction or series of transactions not involving the Bank and there is then no other Acquiring Person. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.001 redemption price. Notwithstanding the foregoing, the Board of Directors may not redeem the Rights following a determination that any person is an Adverse Person.

          At any time after the occurrence of a Flip-in Event, the Board of Directors may exchange the Rights (other than Rights owned by an Acquiring Person or an Adverse Person or an affiliate or an associate of any such person, which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, and/or other equity securities deemed to have the equivalent value, per Right, subject to adjustment.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Bank, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Bank, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Bank or for common stock of the acquiring company as set forth above, or are exchanged as provided in the preceding paragraph.

          Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Bank prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not
<PAGE C4> adversely affect the interests of holders of Rights
(excluding the interests of any Acquiring Person or Adverse Person or an affiliate or associate of any such person), or to shorten or lengthen any time period under the Rights Agreement; however, no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

          A copy of the Rights Agreement is available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement. <PAGE C5>